UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934

Date of Report December 01, 1998
               -----------------
Date of earliest event reported November 30, 1998
                                -----------------

                               CAVALRY BANCORP, INC.
                        -----------------------------------
             (exact name of registrant as specified inits charter)

      Tennessee                     0-23605                   62-1721072
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   (State or other                (Commission               (I.R.S. Employer
    jurisdiction                   File Number)             Identification No.)

114 West College Street, Murfreesboro, Tennessee                   37130
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (615) 893-1234
                                                         -------------------

                           Not Applicable
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      (former name or address, if changed since last report)

Item 5.  Other Events

Cavlry Bancorp, Inc. announced on November 30, 1998 that it had completed the ongoing 376,913 share stock repurchase plan authorized and announced earlier this year. The repurchase was completed by the purchased of 247,013 of its shares (representing approximately 3.3% of the outstanding shares) in a single transaction from an unaffiliated shareholder. The purchase price was $24.50 which represents a 14.6% large block premium paid over recent trading prices.

The press release concerning the announcement of this event is incorporated herein by reference and is included as Exhibit 99(a) to this Form 8-K.

Item 7. Exhibits
        99. Exhibits
             (a) Press Release of the Company Dated November 30, 1998

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             CAVALRY BANCORP, INC.

Date:  November 30, 1998                By:   /s/Ed C. Loughry, Jr.
                                              ---------------------------
                                              Ed C. Loughry, Jr.
                                              President and Chief Executive
                                              Officer

Date:  November 30, 1998                By:   /s/Hillard C. Gardner
                                              -----------------------------
                                              Hillard C. Gardner
                                              Senior Vice President and
                                              Chief Financial Officer

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
EXHIBIT 99(a)     Press Release
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*** FOR IMMEDIATE RELEASE***


Contact:

William S. Jones
Senior Vice President
And Chief Administrative Officer


CAVALRY BANCORP, INC. COMPLETES
PREVIOUSLY ANNOUNCED STOCK REPURCHASE

Murfreesboro, TN - November 30, 1998 - Cavalry Bancorp Inc. (NASDAQ - CAVB) announces that it has repurchased 247,013 of its shares (representing approximately 3.3% of the outstanding shares) in a single transaction from an unaffiliated shareholder. The purchase completes an ongoing 376,913 share repurchase plan authorized and announced earlier this year. The purchase price was $24.50 which represents a 14.6% large block premium paid over recent trading prices.

Cavalry Bancorp, Inc. is the holding company for Cavalry Banking which conducts its business primarily in Rutherford, Bedford and Williamson Counties in Central Tennessee.

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